UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2012

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On June 26, 2012, Newfield Exploration Company (the “Company”) completed the public offering of $1,000,000,000 aggregate principal amount of the Company’s 5 5/8% Senior Notes due 2024 (the “Notes”). The Notes were issued under the Senior Indenture, dated as of February 28, 2001 (the “Senior Indenture”), between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee, as supplemented by the Third Supplemental Indenture, dated as of June 26, 2012 (the “Third Supplemental Indenture”), between the Company and Trustee. The Senior Indenture was filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2001 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated by reference into this Item 1.01. A copy of the Third Supplemental Indenture is filed herewith as Exhibit 4.2 and incorporated by reference into this Item 1.01.

The Notes have been issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-176218), filed with the Commission on August 10, 2011. The Notes are senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s other existing and future senior unsecured indebtedness. Interest on the Notes will accrue at a rate of 5 5/8% per annum and is payable on January 1 and July 1 of each year, beginning January 1, 2013. The Notes mature on July 1, 2024. Additional terms of the Notes are described in the prospectus supplement, dated June 19, 2012, as filed by the Company with the Commission on June 20, 2012, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which relates to the offer and sale of the Notes and supplements the prospectus dated August 10, 2011.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2001 (File No. 1-12534))

4.2	Third Supplemental Indenture, dated as of June 26, 2012, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee

5.1	Opinion of McGuireWoods LLP

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: June 26, 2012	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

4.1	Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2001 (File No. 1-12534))

4.2	Third Supplemental Indenture, dated as of June 26, 2012, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee

5.1	Opinion of McGuireWoods LLP

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1 hereto)